 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2008

PAB Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Georgia	000-25422	58-1473302
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3250 North Valdosta Road, Valdosta, Georgia 31602
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (229) 241-2775

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))
[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 28, 2008, PAB Bankshares, Inc. (the "Registrant") issued a press release announcing its financial results for the three months ended September 30, 2008 (the "Press Release"). The Press Release, including financial tables, is furnished herewith as Exhibit 99.1 to this report. On October 29, 2008 at 10:00 AM Eastern, the Registrant intends to hold a conference call and webcast to discuss its financial results as reported in the Press Release. Instructions on how to access the conference call and webcast are included in the Press Release.

The foregoing information is being furnished pursuant to Item 2.02 of Form 8-K. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 2.05. Costs Associated with Exit or Disposal Activities.

On October 24, 2008, the Registrant notified its officers and employees assigned to its Jacksonville, Florida and Gwinnett County, Georgia bank branches of its intention to close the two branches and that their jobs would be eliminated. The Registrant's Board of Directors approved the branch closings as part of its plan to reduce its noninterest expense. The Registrant expects to incur employee-related expenses of approximately $550,000 and other costs, including lease termination payments and asset disposal charges, of up to $1,450,000 in the branch closing process. The Registrant anticipates completing the closings by January 30, 2009.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

David H. Gould, Jr. and William L. Kane have been informed that their positions were eliminated on October 24, 2008. Mr. Gould had served as Executive Vice President and Regional President for the South Georgia and Florida markets since November 2005. Mr. Kane had served as Executive Vice President and Regional President for the North Georgia market since November 2005. Both will be eligible for the severance payment provisions provided in their employment agreements, copies of which were previously filed with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

     The following exhibit is furnished herewith:

     99.1     Press Release dated October 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   October 28, 2008
PAB Bankshares, Inc.
          (Registrant)

/s/ DONALD J. TORBERT, JR.
          (Signature)
Donald J. Torbert, Jr.
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.1	Press Release dated October 28, 2008.